SCHEDULE 14A

(RULE 14a-101)

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Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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MidCap Financial Investment Corporation

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Your Vote Counts! MIDCAP FINANCIAL INVESTMENT CORPORATION 2026 Annual Meeting Vote by June 17, 2026 11:59 p.m. Eastern Time MIDCAP FINANCIAL INVESTMENT CORPORATION 9 W 57TH STREET NEW YORK, NY 10019 V92780-P49462 For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number *Please check the meeting materials for any special requirements for meeting attendance. You invested in MIDCAP FINANCIAL INVESTMENT CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting of Stockholders of MidCap Financial Investment Corporation (the “Annual Meeting”). This is an important notice regarding the availability of proxy materials for theAnnual Meeting to be held on June 18, 2026. Get informed before you vote View the Notice and Proxy Statement and 10-K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 4, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Annual Meeting* June 18, 2026 10:00 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/MFIC2026

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THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming Annual Meeting. Please follow the instructions on the reverse side to vote these important matters.
Board Recommends
Voting Items
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V92781-P49462
1. Election of Directors For
Nominees:
01) Emanuel Pearlman
02) Tanner Powell
2. To ratify the selection of Deloitte & Touche LLP as MidCap Financial Investment Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2026. For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.